SECURITY AGREEMENT


     THIS SECURITY AGREEMENT is made and entered into September ___, 1996, by and between UTCO Associates, Ltd., a Utah limited partnership, (hereafter "Secured Party") and Jungle Street, Inc., a Utah corporation ("JSI"), and its wholly-owned subsidiary, Televar Northwest, Inc., a Washington corporation, (the "Subsidiary") (JSI and the Subsidiary are sometimes hereafter collectively referred to as "Debtor").

     1. Debtor hereby grants to Secured Party a security interest in all of Debtor's assets, whether now owned or hereafter acquired, and wherever located, specifically including but not limited to Debtor's interest in the types of property described below (the "Collateral") to secure payment to Secured Party of all promissory notes and other obligations of Debtor executed and delivered concurrently herewith (the "Obligations"), including those referred to in that certain Promissory Note (the "Note") dated September 25, 1996 in the original principal amount of $500,000.00 between and among JSI and Secured Party:

          a. All furniture, leasehold improvements, motor vehicles, appliances, fixtures, furnishings, tools, machinery and equipment and other goods of Debtor, now owned or hereafter acquired, and all additions and accessions thereto and replacements therefor;

          b. All inventory, supplies and materials of Debtor now owned or hereafter acquired, together with all additions and accessions thereto and replacements therefor;

          c. All accounts, accounts receivable, negotiable documents, notes, drafts, acceptances, claims, lease rights (to the extent they are assignable without consent of the lessor), securities, instruments, choses in action, whether in contract or in tort, proceeds of lawsuits, and general intangibles of Debtor (including, but not limited to goodwill, permits, licenses, trademarks, trade names and trade secrets), and all other rights of Debtor to the payment of money, now existing or hereafter arising;

          d. All deposit accounts of Debtor maintained with any bank or other financial institution;

          e. All records, papers and books of account or other documents or papers relating to, affecting or describing any of the foregoing Collateral, in whatever form, including without limitation all computerized records, diskettes, programs, etc. relating thereto;

          f. All of Debtor's contract rights and proceeds of insurance policies;

          g.   All of Debtor's patents and patents pending;

          h.   All of JSI's stock in and to the Subsidiary; and

          i. All proceeds of the foregoing Collateral. For purposes of this Security Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

     2. Debtor has full power and authority to execute this Security Agreement, to perform Debtor's obligations hereunder, and to subject the Collateral to the security interest created hereby.

     3. Debtor has acquired title to and will at all times keep the Collateral free of all liens and encumbrances, except the security interest created hereby, except as provided in subpart (d) below. Debtor further promises:

          a. To make all payments due under the Obligations to Secured Party and perform all the obligations to Secured Party in a timely manner;

          b. So long as any amounts are outstanding under the Note, to furnish Secured Party with such information concerning Debtor and the Collateral as Secured Party may from time to time reasonably request, including, but not limited to, current financial statements and filings with the Securities and Exchange Commission; provided, however, that Secured Party agrees to execute a Confidentiality Agreement, in a form reasonably acceptable to the Debtor with regard to any such non-public documents;

          c. To maintain the Collateral in good condition and not use the Collateral for any unlawful purpose or in any way that would void an effective insurance policy; and

          d. The Collateral now is and shall remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for the following ("Permitted Liens"): (i) liens for taxes not yet payable; (ii) additional security interests and liens consented to in writing by Secured Party in its sole discretion; and (iii) security interests being terminated substantially concurrently with this Security Agreement. Secured Party shall have the right to require, as a condition to its consent under subparagraph (ii) above, that the holder of the additional security interest or lien sign an intercreditor agreement on terms satisfactory to Secured Party in its sole discretion, acknowledge that the holder's security interest is subordinate to the security interest in favor of Secured Party, and that Debtor agrees that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Security Agreement. Secured Party now has, and shall continue to have, a first priority, perfected and enforceable security interest in all of the Collateral. The Collateral shall not be subject to any other liens or security interests of any type except for the Permitted Liens. Debtor shall at all times defend Secured Party and the Collateral against all claims of others.

     4. Unless Debtor is in default hereunder, Debtor may sell the Collateral in the normal course of its business.

     5. Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Security Agreement or upon the Note or any other documents evidencing the Obligations, if any. Further, Debtor will promptly pay all obligations regarding or relating to the Collateral necessary to maintain and preserve Debtor's rights and interests therein.

     6. Debtor will not use or permit use of the Collateral in violation of any statute, ordinance, or state or federal regulation.

     7. With respect to the Items of Collateral listed on Exhibit "A" to this Agreement (the "Patents"), Debtor represents and warrants as follows:

          a. Debtor does not own any patents registered in, or the subject of pending applications in, the United States Patent and Trademark Office or any similar offices or agencies in any other country or any political subdivision thereof, other than those described in Exhibit "A" hereto;

          b. Debtor has the sole, full and uncumbered right, title and interest in and to each of the Patents shown on Exhibit "A" and the registrations thereof are valid and enforceable and in full force and effect, and none of the Patents has been abandoned or dedicated;

          c. There is no claim by any third party that any Patents are invalid and unenforceable or do or may violate the rights of any third person;

          d. Debtor has obtained from each employee who may be considered the inventor of patentable inventions (invented within the scope of such employee's employment) an assignment to Debtor of all rights to such inventions, including, without limitation, patents.

     8. With respect to the Patents, Debtor covenants and agrees as follows:

          a. Except to the extent that Secured Patty shall give its prior written consent, Debtor will not do any act, or omit to do any act, except as may be reasonable, in its prudent business judgment, whereby the Patents may become abandoned or dedicated or the remedies available against potential infringers weakened and shall notify Secured Party immediately if Debtor knows or becomes aware of any reason or has reason to know that any Patent may become abandoned or dedicated;

          b. In the event that any security interest as to which any of the Patents is or may be subject as of the date hereof shall lapse, terminate or be cancelled or rescinded, whether by voluntary action of Debtor or any third person secured party in whose favor such presently attached and perfected security interests were created, Debtor will perform all acts and execute all documents, including, without limitation, notices of security interest or assignments for each relevant type of intellectual property in forms suitable for filing with the United States Patent and Trademark Office that may be necessary or desirable to record, maintain, preserve, protect and perfect Secured Party's interest in the Patents and the priority of such lien;

          c. Other than with respect to any presently attached and perfected security interest as of the date hereof, Debtor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Patents, and nothing in this Security Agreement shall be deemed a consent by Secured Party to any such action except as expressly permitted herein;

          d. Except as required by Debtor's senior lender, Debtor will not, either itself or through any agent, employee, licensee or designee, (i) file an application for the registration of any Patent with the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, or (ii) file any assignment of any Patent which Debtor may acquire from a third party with the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless Debtor shall, on or prior to the date of such filing, notify Secured Party thereof, and, upon the request of Secured Party and subject to Secured Party's right to so request pursuant to Section 8(b), execute and deliver any and all assignments, agreements, instruments, documents and papers as Secured Party may request to evidence Secured Party's interest, if any under this Security Agreement, in such Patent (and the goodwill and general intangibles of Debtor relating thereto or represented thereby);

          e. Debtor will take all reasonable steps, in its prudent business judgment, in any proceeding before the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, to diligently prosecute or maintain, as applicable, each application and registration of the Patents, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted hereunder);

          f. So long as any part or portion of the Obligations remains unpaid, Debtor shall make application to the Patent and Trademark Office (and assign to the extent provided herein such application to Secured Party as security) to register any unpatented but patentable inventions developed by Debtor or its employees (within the scope of their employment), unless Debtor, in the exercise of its prudent business judgment, deems any such Patent not to have any significant commercial value or determines that its rights thereunder are better preserved as a trade secret;

          g. Debtor shall use proper statutory notice in connection with its use of the Patents; and

          h. Debtor shall at all times keep at least one complete set of its records concerning the Patents at its chief executive office and shall make such records available for inspection by Secured Party at such times as Secured Party may reasonably request.

     9. In the event that any prior security interest as to which any of JSI's stock in the Subsidiary is or may be subject as of the date hereof shall lapse, terminate or be cancelled or rescinded, whether by voluntary action of Debtor or any court or third person secured party in whose favor such presently attached and perfected security interests were created, Debtor will perform all acts, including, without limitation, delivering physical possession of the certificates representing such stock of the Subsidiary and executing such notices or documents as shall be necessary or desirable for Secured Party to maintain, preserve, protect and perfect Secured Party's security interest in such stock and the priority of such lien.

     10. With respect to that part of the Collateral which consists of accounts receivable, whether now existing or hereafter arising and the proceeds thereof (the "Receivables"), the parties agree as follows:

          a. Until Debtor is in default, beyond any applicable cure period, under the Note or this Security Agreement, and contrary notice is given by Secured Party, the Debtor is specifically authorized to (i) enforce and collect the Receivables, at Debtor's expense, (ii) utilize the proceeds thereof for Debtor's general business purposes in the ordinary course of business, and (iii) as shall be commercially reasonable, to accept the return of goods and to reclaim, withhold or repossess goods as an unpaid seller. In collecting, holding or remitting the proceeds of such collections, the Debtor shall have no right to utilize the collections in any way other than pursuant to the terms and conditions of the Security Agreement.

          b. Debtor agrees to collect the Receivables, at Debtor's expense, with due diligence until such time as Debtor's authority to collect is terminated pursuant to this Security Agreement and to account to the Secured Party, at such intervals as Secured Party may direct, for the proceeds of these collections and, if Debtor is in default, beyond any applicable cure period under the Note or the Security Agreement and if Secured Party shall so request, by depositing such proceeds in kind in a control collateral account at a bank designated by Secured Party (over which account the Debtor shall have no control).

          c. Upon Debtor's default beyond any applicable cure period, under the Note or this Security Agreement, and notification by the Secured Party to the Debtor to cease collecting on the Receivables, Secured Party will proceed to collect said Receivables in a commercially reasonable manner and may deduct from the proceeds its reasonable expenses of collection; Secured Party is authorized to receive in full satisfaction of account debtor's obligation a sum less than the face amount thereof.

          d. Any payment made by Debtor to Secured Party or any sum received by the Secured Party through the realization and collection of the Receivables shall be applied to the Obligations, whether matured or not matured, as set forth in
               Section 3(c) of the Note.

          e. Debtor agrees to hold Secured Party harmless from all claims for loss or damage caused by any failure to collect Receivables or enforce any contract or by any act or omission on the part of the Secured Party, its agents and employees, except intentional misconduct.

          f. Debtor agrees to maintain full and accurate books of account covering the Receivables and to deliver to Secured Party such of the books as relate to the Receivables so requested by Secured Party after or in connection with the termination of Debtor's authority to collect as herein provided.

          g. Debtor agrees to deliver to Secured Party on demand, or upon the termination of the Debtor's authority to collect by Secured Party, all of the papers in Debtor's possession relating to the Receivables which will facilitate collection or enforcement thereof by Secured Party, including but not limited to, correspondence, invoices, shipping documents, and records, sales slips, orders and order acknowledgements, contracts and all other instruments relating thereto.

          h. Secured Party or its authorized agent shall at all reasonable times during regular business hours have the right to inspect Debtor's ledgers, books of account and other written records evidencing the Receivables, and, upon termination of Debtor's authority to collect the Receivables, such agent or agents shall at all reasonable times during regular business hours have the right to be present at Debtor's place of business to receive all communications and remittances relating to said collateral.

     11. The following shall constitute events of default ("Events of Default") under this

Security Agreement:

          a. The Debtor's failure to make any payment to Secured Party when due, or to perform any other obligations in a timely manner;

          b. The Debtor's material breach of this Security Agreement, or any present or future rider or supplement to this Security Agreement, or any other agreement between Debtor and Secured Party evidencing the Obligations or securing them;

          c. That any warranty, representation, or statement, made by or on behalf of Debtor in or with respect to this Security Agreement, is materially false at the time when made;

          d. Any of the documents executed and delivered in connection herewith shall for any reason cease to be in full force and effect, except through the act of the Secured Party;

          e.   An assignment by Debtor for the benefit of its creditors;

          f. Filing by Debtor of a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, adjustment, readjustment of debts or any other relief under the Bankruptcy Code as amended or any insolvency act or law, state or federal, now or hereafter existing;

          g. Filing of an involuntary petition against Debtor in bankruptcy or seeking reorganization, arrangement, readjustment of debts or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for 30 days undismissed, unbonded, or undischarged;

          h. All or any substantial part of the property of Debtor shall be condemned, seized or otherwise appropriated or custody or control of such property shall be assumed by any governmental agency or any court of competent jurisdiction and shall be retained for a period of 30 days; and

          i. There is a material default in any term, condition or covenant contained in any permitted Exception or any document representing an obligation, in favor of any third party which is secured by the Collateral and subsequently approved by Lender or any other default as a result of which said third party declares a default and exercised any remedies affecting the Collateral.

     12. Upon the occurrence of an Event of Default Secured Party, at its option, may:

          a. Declare the Obligations immediately due and payable without demand, presentment, protest or notice to Debtor, all of which Debtor expressly waives;

          b. Exercise all rights and remedies available to a secured creditor after default, including but not limited to the rights and remedies of secured creditors under the Uniform Commercial Code;

          c. Perform any of Debtor's obligations under this Security Agreement for Debtor's account. Any money expended or obligations incurred in doing so, including reasonably attorneys' fees and interest at the highest rate permitted by law, will be charged to Debtor and added to the Obligations secured by this Agreement; and/or

          d. Secured Party may take possession of the Collateral and may demand payment of, institute, and maintain suits for or compromise any and all sums due or to become due as proceeds of the Collateral in its own name or in the name of Debtor, and otherwise avail itself of any action it deems necessary.

     13. Debtor agrees to execute all financing statements and other necessary documents to perfect Secured Party's interest in the Collateral as set forth herein. Borrower shall not be required to execute and deliver any other documents that are in the possession of or pledged to the Debtor's senior lenders as of the date of this Security Agreement.

     14. No delay or failure by Secured Party in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. Secured Party shall not be deemed to have waived any of Secured Party's rights hereunder or under any other writing signed by Debtor unless such waiver be in writing and signed by Secured Party. No consent or waiver, express or implied, by any party to, or of any breach or default by any other party in, the performance of its obligations hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance by such other party of the same or any other obligations hereunder. Failure on the part of a party to complain of any act of the other party or to declare a party in default, irrespective of how long such failure continues, shall not constitute a waiver of such party of its rights hereunder. All Secured Party's rights and remedies, whether evidenced hereby or by any other writings, statutes or case law, shall be cumulative and may be exercised singularly or concurrently. Any demand upon or notice to Debtor that Secured Party may elect to give shall be effective when deposited in the mails or delivered to Debtor. If at any time or times by assignment or otherwise Secured Party transfers any obligations and collateral therefor, such transfer shall carry with it Secured Party's powers and rights under this Agreement with respect to the obligations and collateral transferred and the transferee shall become vested with said powers and rights, whether or not they are specifically referred to in the transfer.

     15. Except for any notice required under applicable law to be given in another manner, any notice or other communication required or permitted to be given hereunder and any approval by any party shall be in writing and shall be personally delivered or delivered by overnight courier in each case with receipt acknowledged, or deposited in an official depository of the United States Postal Service, first-class postage prepaid, by registered or certified mail, return receipt requested, to the other party or parties at the addresses listed below. All notices and other communications shall be deemed to have been duly given on (a) the date of receipt thereof (including all required copies thereof as set forth below) if delivered personally or by overnight courier or (b) five (5) business days after the date of mailing thereof (including all required copies thereof as set forth below) if transmitted by mail. Each party may change its address for receipt of notices by a notice given to the other parties in accordance with this provision. Notices shall be addressed as follows:

               To the Debtor:

               Jungle Street, Inc.
               Televar Northwest, Inc.
               215 Yakima Street
               Wenatchee, WA 98801
               Attn:  Mark D. Hamilton

               To the Secured Party:

               UTCO ASSOCIATES, LTD.
               P.O. Box 11838
               Salt Lake City, Utah  84147
               Attn:  Robert D. Kent

               With a copy to:

               Jeffrey M. Jones, Esq.
               Durham, Evans, Jones & Pinegar, P.C.
               50 South Main, Suite 850
               Salt Lake City, Utah  84144

     16. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but, if any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     17. This Agreement, together with the agreements and warranties herein contained, shall inure to the benefit of Secured Party and it successors and assigns and shall be binding upon Debtor and his respective heirs, successors and assigns.

     18. This Agreement inures to the benefit of the Secured Party, its successors and assigns, and shall bind (as may be applicable) the respective heirs, personal representatives, successors and assigns of Debtor, and if more than one party shall sign this Agreement, the term "Debtor" shall mean all such parties, and each of them, and all such parties shall be jointly and severally obligated hereunder. Words used herein shall take the singular or plural number, and such gender, as the number and gender of parties Debtor herein shall require.

     19. Debtor agrees to pay upon demand all of Secured Party's costs and expenses, including reasonable attorneys' fees and legal expenses, incurred in connection with the enforcement of this Security Agreement. Secured Party may engage a third party as its agent to help enforce this Security Agreement, and Debtor shall pay the costs and expenses of such enforcement. Costs and expenses include Secured Party's reasonable attorneys' fees and legal expenses whether or not performed by a salaried employee of Secured Party and whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), all appearances in bankruptcy or insolvency proceedings, fees and expenses incurred in connection with the appointment of a receiver, appeals, and any anticipated post-judgment collection services. Debtor also shall pay all court costs and such additional fees as may be directed by the court.

     20. This Security Agreement may be executed in one or more counterparts, any one of which, if originally executed, shall be binding upon each of the parties signing thereon, and all of which taken together shall constitute one and the same instrument. One or more photostatic copies of this Security Agreement may be originally executed by the parties hereto, and such photostatic copies shall be deemed originals and shall be valid, binding and enforceable in accordance with their terms.

     21. The parties hereto represent and warrant that they have full power, authority and legal right to execute and deliver, and to perform and observe the provisions of, this Security Agreement and to carry out the transactions contemplated hereby. The execution, delivery and performance by the parties of this Security Agreement have been duly authorized by all necessary legal action and the parties have obtained any necessary consent, approval of, notice to, or any action by, and person, firm, corporation or governmental entity or agency necessary or appropriate to consummate the transaction contemplated hereby.

     22. Each party agrees and covenants that it will at any time and from time to time, upon the request of the other execute, acknowledge, deliver or perform all such further acts, deeds, assignments, transfers, conveyances and assurances as may be required to carry out the terms and provisions of this Security Agreement.

     23. The rights and remedies of the parties hereunder shall not be mutually exclusive, and the exercise by any party of any right to which he or it is entitled shall not preclude the exercise of any other right he or it may have.

     24. This Agreement and all acts and transactions hereunder and all rights and obligations of Secured Party and Debtor shall be governed by, and construed in accordance with, the laws of the State of Utah. Any undefined term used in this Agreement that is defined in the Utah Uniform Commercial Code shall have the meaning assigned to that term in the Utah Uniform Commercial Code. As a material part of the consideration to Secured Party to enter into this Agreement, Debtor (i) agrees that all actions and proceedings relating directly or indirectly hereto shall at Secured Party's option, be litigated in courts located within Utah, and that the exclusive venue therefor shall be, at Secured Party's option, Salt Lake County or the county in which Debtor's chief executive office is located; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Debtor may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

     25. Entire Agreement in Writing. This Security Agreement, and any other documents executed in connection herewith, are the final expression of the agreement and understanding of Borrower and Secured Party with respect to the general subject matter hereof and supersede any previous understandings, negotiations or discussions, whether written or oral. This written agreement, and any other documents executed in connection herewith, may not be contradicted by evidence of any alleged oral agreement.

     IN WITNESS WHEREOF, this Agreement has been executed on the day and date first above written.

                                        "SECURED PARTY"

                                        UTCO ASSOCIATES, LTD., a Utah limited
                                        partnership


                                        By:___________________________________
                                        Its:__________________________________

                                        "DEBTOR"

                                        JUNGLE STREET, INC., a Utah corporation



                                        By:   /s/
                                        Its:__________________________________


                                        TELEVAR NORTHWEST, INC., a Washington
                                        corporation


                                        By:  /s/
                                        Its:__________________________________

                                96-271-0050


                                EXHIBIT "A"

                                     TO

                             SECURITY AGREEMENT

                                  BETWEEN

             UTCO Associates, Ltd., a Utah limited partnership
                                    and
                  Jungle Street, Inc., a Utah corporation
                                 ("Debtor")


     All of Debtor's assets, whether now owned or hereafter acquired, and wherever located, specifically including but not limited to Debtor's interest in the types of property described below:

          1. All furniture, leasehold improvements, motor vehicles, appliances, fixtures, furnishings, tools, machinery and equipment and other goods of Debtor, now owned or hereafter acquired, and all additions and accessions thereto and replacements therefor;

          2. All inventory, supplies and materials of Debtor now owned or hereafter acquired, together with all additions and accessions thereto and replacements therefor;

          3. All accounts, accounts receivable, negotiable documents, notes, drafts, acceptances, claims, lease rights (to the extent they are assignable without consent of the lessor), securities, instruments, choses in action, whether in contract or in tort, proceeds of lawsuits, and general intangibles of Debtor (including, but not limited to goodwill, permits, licenses, trademarks, trade names and trade secrets), and all other rights of Debtor to the payment of money, now existing or hereafter arising;

          4. All deposit accounts of Debtor maintained with any bank or other financial institution;

          5. All records, papers and books of account or other documents or papers relating to, affecting or describing any of the foregoing Collateral, in whatever form, including without limitation all computerized records, diskettes, programs, etc. relating thereto;

          6. All of Debtor's contract rights and proceeds of insurance policies;

          7.   All of Debtor's patents and patents pending;

          8.   All of Debtor's stock in and to its subsidiary;

          9. All proceeds of the foregoing collateral including whatever is receivable or received when collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and including, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto; and

          10. All substitutions, additions and accissions to any of the foregoing collateral.